UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2019

CAMPBELL SOUP COMPANY
(Exact Name of Registrant as Specified in its Charter)
New Jersey	1-3822	21-0419870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campbell Place, Camden, New Jersey	08103-1799
(Address of Principal Executive Offices)	(Zip Code)

(856) 342-4800
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Stock Purchase Agreement
On April 12, 2019, Pepperidge Farm, Incorporated (“Seller”), Wm. Bolthouse Farms, Inc. (the “Company”), Campbell Soup Company (“Campbell”) (solely for the purposes of Sections 2.03, 2.04, 2.07, 3.05, 6.02, 6.03, 6.06, 6.09(e), 6.10, 8.02, 8.03, 8.04, 8.07, 11.06, 11.11 and 11.15) and Generis Holdings, LP (“Buyer”) entered into a Stock Purchase Agreement (the “Agreement”) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Seller will sell to Buyer and Buyer will purchase from Seller one hundred percent (100%) of the outstanding shares of capital stock of the Company (the “Transaction”).  The aggregate consideration payable by Buyer under the Agreement will be $510 million, subject to customary adjustments for cash, debt, transaction expenses and working capital.
Each party to the Agreement has made customary representations and warranties. The Company has agreed to customary covenants, including relating to the conduct of its business from the date of the Agreement until the closing of the Transaction (the “Closing”).  Buyer has agreed to use reasonable best efforts to obtain financing on the terms as contemplated by the debt commitment letter and equity commitment letter provided to Campbell prior to execution of the Agreement.  The consummation of the Transaction is not conditioned on Buyer obtaining such financing.
For a period of eighteen (18) months following the Closing, Campbell and Buyer have each agreed to customary non-solicitation covenants which prohibit the solicitation or hiring of certain employees of the other party and its affiliates.  Campbell has also agreed that, for a period of eighteen (18) months following the Closing, Campbell will not engage, operate or invest in a Restricted Business, which is defined to include any company involved in the business of growing, processing, packaging or selling carrots (in any variety) and/or manufacturing, packaging or selling refrigerated dressings, subject to customary exceptions.
Each party’s obligation to consummate the Transaction is subject to certain conditions relating to regulatory approvals, the accuracy of the other party’s representations and warranties and the performance, in all material respects, by the other party of its obligations under the Agreement.
Under the Agreement, Buyer is obligated to pay Seller a fee in the amount set forth in the Agreement, if the Agreement is validly terminated by Seller (i) due to Buyer’s material breach of the Agreement such that the corresponding closing condition would not be satisfied, or (ii) if all the conditions to Buyer’s obligation to consummate the Transaction have been satisfied or waived, the Company, Seller and Campbell have confirmed in writing that they are ready, willing and able to consummate the Transaction, and Buyer fails to consummate the Transaction within two (2) business days following the date on which the Closing should have occurred.
The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.
The Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about Buyer, Campbell, Seller or the Company. The representations, warranties and covenants in the Agreement were made only for the purpose of the Agreement and solely for the benefit of the parties to the Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Buyer, Campbell, Seller or the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Campbell’s or Buyer’s public disclosures.

Item 7.01 Regulation FD Disclosure.
 On April 12, 2019, Campbell issued a press release announcing the entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Campbell’s current expectations about the impact of its future plans and performance on Campbell’s business or financial results. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause Campbell’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the conditions to the completion of the transactions contemplated by the Agreement may not be satisfied, or the regulatory approvals required for such transactions may not be obtained on the terms expected, on the anticipated schedule, or at all; (2) closing of the transactions contemplated by the Agreement may not occur or may be delayed, either as a result of litigation related to such transactions or otherwise; and (3) other factors described in Campbell’s most recent annual report on Form 10-K and subsequent SEC filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

EXHIBIT INDEX
Exhibit No.	Description
2.1*
Stock Purchase Agreement, dated April 12, 2019, by and among Pepperidge Fam, Incorporated, Wm. Bolthouse Farms, Inc., Campbell Soup Company (solely for the purposes of Sections 2.03, 2.04, 2.07, 3.05, 6.02, 6.03, 6.06, 6.09(e), 6.10, 8.02, 8.03, 8.04, 8.07, 11.06, 11.11 and 11.15) and Generis Holdings, LP.

99.1	Press Release, dated April 12, 2019.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAMPBELL SOUP COMPANY
By: /s/ Charles A. Brawley, III
Charlies A. Brawley, III
Vice President, Corporate Secretary and Deputy
General Counsel

Date: April 12, 2019